EXHIBIT 99.1


                              CAUTIONARY STATEMENT

         CHILDREN'S BROADCASTING CORPORATION (THE "COMPANY"), OR PERSONS ACTING ON BEHALF OF THE COMPANY, OR OUTSIDE REVIEWERS RETAINED BY THE COMPANY MAKING STATEMENTS ON BEHALF OF THE COMPANY, OR UNDERWRITERS OF THE COMPANY'S SECURITIES, FROM TIME TO TIME, MAY MAKE, IN WRITING OR ORALLY, "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "LITIGATION REFORM ACT"). THIS CAUTIONARY STATEMENT, WHEN USED IN CONJUNCTION WITH AN IDENTIFIED FORWARD-LOOKING STATEMENT, IS FOR THE PURPOSE OF QUALIFYING FOR THE "SAFE HARBOR" PROVISIONS OF THE LITIGATION REFORM ACT AND IS INTENDED TO BE A READILY AVAILABLE WRITTEN DOCUMENT THAT CONTAINS FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS ARE IN ADDITION TO ANY OTHER CAUTIONARY STATEMENTS, WRITTEN OR ORAL, WHICH MAY BE MADE, OR REFERRED TO, IN CONNECTION WITH ANY SUCH FORWARD-LOOKING STATEMENT.

         THE FOLLOWING MATTERS, AMONG OTHERS, MAY HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION, LIQUIDITY, RESULTS OF OPERATIONS OR PROSPECTS, FINANCIAL OR OTHERWISE, OF THE COMPANY. REFERENCE TO THIS CAUTIONARY STATEMENT IN THE CONTEXT OF A FORWARD-LOOKING STATEMENT OR STATEMENTS SHALL BE DEEMED TO BE A STATEMENT THAT ANY ONE OR MORE OF THE FOLLOWING FACTORS MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENT OR STATEMENTS.

         STRATEGY TO SELL REMAINING RADIO STATIONS; LIMITED REVENUES. In October 1998, we signed a purchase agreement with Radio Unica for the sale of our three remaining radio stations for approximately $29.3 million. We ceased broadcasting our Aahs World Radio programming format in January 1998 in anticipation of the sale of such radio stations to another party. Before we discontinued broadcasting our children's radio format, we obtained most of our revenue from the sale of local advertising and air time and network revenue. The cessation of such broadcasting has negatively impacted our revenue. The sale of stations to Radio Unica is subject to various contingencies, including customary closing conditions and regulatory approvals. If we are unable to consummate the sale of stations to Radio Unica and additional financing is not available, we will be forced to liquidate some or all of our assets.

         LIQUIDITY; POTENTIAL INABILITY TO REPAY EXISTING INDEBTEDNESS. At the end of each of the past four quarters, we had the following working capital deficits:

                  September 30, 1998      $32.4 million
                  June 30, 1998           $30.7 million
                  March 31, 1998          $28.4 million
                  December 31, 1997       $25.7 million

         While we have obtained working capital through our credit agreement with Foothill, such loan facilities mature on September 30, 2000. As of the date of this report, we owed Foothill approximately $11.3 million. A first priority lien in favor of Foothill on substantially all of our assets (and those of our subsidiaries) secures our remaining indebtedness. Interest under the facilities is payable at the prime rate plus 5.75%. Our credit agreement with Foothill contains financial covenants which require us, among other things, to maintain specified financial ratios. In the event of default, our assets would be at risk. There can be no assurance that we will be able to repay or refinance our remaining indebtedness to Foothill. We intend to repay Foothill in full upon consummation of the sale of assets to Radio Unica. If the sale of assets to Radio Unica is not consummated, our highly-leveraged position and requirements for payments to Foothill may require us to liquidate all or a portion of our assets.

         In addition to our indebtedness to Foothill, we guarantee Harmony's $5.0 million revolving line of credit and we recently advanced Harmony an aggregate of $675,000. In connection with the audit report on Harmony's financial statements as of and for the year ended June 30, 1998, BDO Seidman, LLP, Harmony's independent auditors, expressed substantial doubt about Harmony's ability to continue as a going concern because of its recurring losses, negative working capital and negative cash flow from operations. As of June 30, 1998 and for the year then ended, Harmony incurred a net loss of $4.5 million, had a working capital deficit of $689,000 and incurred negative cash flow from operations of $1.2 million. As of September 30, 1998 and for the quarter then ended, Harmony incurred a net loss of $508,000, had a working capital deficit of $1.8 million and incurred cash flow from operations of $33,000. In November 1998, Harmony announced its intention to discontinue a subsidiary which represented $1.6 million of its operating loss for the year ended June 30, 1998 and $600,000 of its operating loss for the quarter ended September 30, 1998. No assurance can be given that the discontinuation of such subsidiary will allow Harmony to meet the requirements of its line of credit or to repay its indebtedness to us. If Harmony defaults on its line of credit, we may be forced to satisfy its obligations thereunder. If such default occurs before consummation of our sale of assets to Radio Unica, we may be required to liquidate all or a portion of our assets.

         EXPANSION INTO NEW BUSINESS. We intend, either directly or through Harmony, to further expand our television commercial production business and holdings through acquisitions and the hiring of creative talent. This expansion is subject to all of the risks inherent in the establishment of a new business enterprise. Our likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the expansion into a new business enterprise. As of the date of this report, we do not have any understandings, commitments or agreements with respect to any such acquisitions. No assurance can be given that we will consummate future acquisitions or that any acquisitions, if consummated, will ultimately be advantageous or profitable.

         HISTORY OF OPERATING LOSSES. Since inception, we experienced substantial net losses as a result of our efforts to develop a national children's radio network. We have not generated positive cash flow sufficient to fund our ongoing operations and have had frequent working capital shortages. For each of the last three quarters, we incurred the following net losses:

                  September 30, 1998      $4.1 million
                  June 30, 1998           $3.9 million
                  March 31, 1998          $3.7 million

For each of the last two years, we incurred the following net losses:

                  December 31, 1997       $14.6 million
                  December 31, 1996       $9.9 million

         We expect to continue to incur operating losses throughout 1998. In connection with the audit reports on our financial statements as of and for the years ended December 31, 1997 and 1996, BDO Seidman, LLP, our independent auditors, expressed substantial doubt about our ability to continue as a going concern because of our recurring losses, negative working capital and negative cash flow from operations. As of September 30, 1998, we had an accumulated deficit of $52.6 million and had used approximately $46.4 million of cash to fund our losses.

         ABC/DISNEY LITIGATION. On September 30, 1998, a jury in the United States District Court for the District of Minnesota ruled in our favor in connection with litigation for breach of contract and misappropriation of trade secrets that we had commenced against ABC/Disney. We are seeking to have judgment entered by the Court upon that verdict in the amount of $20.0 million against ABC and $10.0 million against Disney. We are also seeking additional amounts for taxes, pre-judgment interest and exemplary damages for willful and malicious misappropriation of trade secrets. As of the date of this report, the entry of judgment is pending before the Court. No assurance can be given that the Court will enter judgment in such amounts. If ABC/Disney decides to appeal, defending such appeal would consume our resources, including personnel costs and litigation costs. We have issued shares of common stock to legal counsel for legal fees incurred in connection with the ABC/Disney litigation. We may issue additional shares of our common stock to such counsel. The resale of such shares may result in dilution to our other shareholders.

         VOLATILITY OF MARKET PRICE OF COMMON STOCK. The market price of our common stock has been subject to significant fluctuations in response to numerous factors, including variations in our annual or quarterly financial results, changes by financial research analysts in their estimates of our earnings, conditions in the economy in general or in the radio industry in particular, unfavorable publicity or changes in applicable laws and regulations (or interpretations thereof) affecting us or the radio industry. During the first 11 months of 1998, the market price of our common stock ranged from a high of $4.31 on January 7, 1998 to a low of $2.81 on January 28, 1998. There can be no assurance that purchasers of our common stock will be able to sell such stock at or above the prices at which they purchase it.

         IMPACT OF SALE OF SHARES; SHARES ELIGIBLE FOR FUTURE SALE. As of the date of this report, we had 6,600,642 shares of common stock outstanding and had warrants and options outstanding to purchase an additional 3,034,998 shares of common stock, exercisable at prices ranging from $3.06 to $13.00 per share. We have periodically registered shares of our common stock for resale on the public market. The sale of such shares, and the sale of additional shares which may become eligible for sale in the public market from time to time upon the exercise of warrants and options, may be dilutive to existing shareholders and could have the effect of depressing the market price of our common stock.

         DILUTION DUE TO CONVERSION OF PREFERRED STOCK. In June 1998, we issued 606,061 shares of Series B Convertible Preferred Stock to the selling shareholders. The shares of this series have a stated value of $3.30 per share and they may be converted into shares of common stock in certain circumstances. The number of shares of common stock to be delivered upon conversion of a share of this series is the stated value, divided by the lesser of (x) 110% of the average best bid price of the common stock for the five consecutive trading days ending on the day preceding the conversion date, or (y) 94% of the average of the three lowest closing prices of the common stock during the 60 calendar day period ending on the day preceding the conversion date; provided, however, that such initial conversion price is subject to adjustment from time to time in certain instances. Notwithstanding the foregoing, if the common stock is not traded on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market on the conversion date, then the percentage specified in clause (y) above will be 84%. Under the amended securities purchase agreement between us and the selling shareholders, we agreed that the percentage in clause (y) of the conversion formula would be 80% effective February 1, 1999 and such percentage would be 75% effective May 1, 1999. While we have the absolute right to redeem the shares of this series at $4.0425 per share through January 31, 1999, there can be no assurance that we will be able to redeem all or any portion of such shares. The sale of the shares of common stock which may become eligible for sale in the public market from time to time upon conversion of shares of this series may be dilutive to existing shareholders and could have the effect of depressing the market price of our common stock.

         CONFLICTS OF INTEREST. In January 1996, we entered into a five-year lease with 724 Associates, a partnership consisting of Christopher T. Dahl, our President, Chief Executive Officer and Chairman of the Board, Richard W. Perkins, one of our directors, and Stephen L. Wallack, one of our shareholders, for approximately 6,000 square feet of office space at 724 First Street North, Minneapolis, Minnesota. In November 1996, we entered into a five-year lease with 5501 Building Company, a partnership consisting of Messrs. Dahl and Perkins, for approximately 12,000 square feet of office space at 5501 Excelsior Boulevard, Minneapolis, Minnesota. We lease these facilities to house our executive offices at an aggregate annual rental of $186,000. Both of our executive offices are adjacent to the offices of Community Airwaves Corporation and Media Management, L.L.C. Community Airwaves is owned and controlled by Messrs. Dahl, Perkins and Russell Cowles II, either directly or through trusts. Media Management is owned by Messrs. Dahl and Perkins. Mr. Cowles, a former director-elect, is a beneficiary and trustee of the John Cowles Family Trust, one of our shareholders. Under the terms of each lease, we are obligated to pay our proportionate share of repairs and maintenance.

         From July 1993 through July 1998, we received administrative, legal and accounting services from Radio Management Corporation, an entity owned by Messrs. Dahl, Perkins and Cowles. Since July 1998, we have received such services from Media Management. Media Management provides corporate, legal, accounting and financial services to us, Community Airwaves and Harmony. We pay a set monthly fee of $75,000 for the services listed above. All outside services directly attributable to us are billed directly to us. We paid Radio Management Corporation an aggregate of $750,000 for such services during the fiscal year ended December 31, 1996 and an aggregate of $900,000 for such services during the fiscal year ended December 31, 1997. The salaries of two of our officers, Messrs. Riley and Gilbertson, are paid by Media Management. Such arrangements present conflicts of interest in connection with the pricing of services provided.

         FCC REGULATION. The Federal Communications Commission must approve the transfer of ownership of our three remaining radio stations to Radio Unica. There can be no assurance that we will receive such approval. Without such approval the pending sale of assets will not be consummated.

         ANTI-TAKEOVER PROVISIONS. The Board of Directors, without any action by our shareholders, has the authority to issue the remaining undesignated and unissued authorized shares and to fix the powers, preferences, rights and limitations of such shares or any class or series thereof, without shareholder approval. Persons acquiring such shares could have preferential rights with respect to voting, liquidation, dissolution or dividends over existing shareholders. We are subject to certain provisions of the Minnesota Business Corporation Act which limit the voting rights of shares acquired in "control share acquisitions" and restrict certain "business combinations." Such provisions, as well as the ability to issue undesignated shares, could have the effect of deterring or delaying a takeover or other change in control, deny shareholders the receipt of a premium on their common stock and depress the market price of our common stock.

         In February 1998, the Board of Directors declared a dividend of one common share purchase right for each share of our common stock outstanding as of the close of business on February 27, 1998. Each right will entitle the registered holder to purchase from us, after the distribution date (as defined in the Rights Agreement), common shares at an initial price of $18.00. The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us without conditioning the offer on a substantial number of rights being acquired or redeemed. The rights should not interfere with any merger or other business combination approved by our Board of Directors since the Board of Directors may, at its option and in its sole and absolute discretion, redeem the rights as provided in the Rights Agreement.

         CONTROL BY MANAGEMENT. As of the date of this report, approximately 23.3% of our outstanding common stock was beneficially owned by our current officers and directors. Accordingly, such persons may be able to significantly influence our business and affairs. This concentration of ownership may have the effect of delaying, deferring or preventing a change in control.

         NO ASSURANCE AS TO LIQUIDITY ON THE NASDAQ STOCK MARKET. Our common stock is currently listed on the Nasdaq National Market. In the event that our common stock becomes delisted, the market price of our common stock may decline. Harmony's common stock is currently listed on the Nasdaq SmallCap Market. On October 14, 1998, Harmony received a notice from Nasdaq that, based on the net tangible assets reported in Harmony's public filings, its common stock will be delisted from the Nasdaq SmallCap Market. It is Harmony's obligation to establish for Nasdaq that its net tangible assets can be brought into compliance with applicable listing requirements. Harmony submitted a plan of compliance to Nasdaq which was found unacceptable by Nasdaq, raising the possibility that Harmony's common stock will be delisted from the Nasdaq SmallCap Market. We have been advised that Harmony intends to appeal Nasdaq's decision as to its eligibility for continued listing. In the event that Harmony's common stock becomes delisted, the liquidity and market value of our investment in Harmony may be adversely affected.

         ABSENCE OF DIVIDENDS. We have never declared or paid any cash dividends on our common stock and do not intend to declare or pay cash dividends on our common stock in the foreseeable future. We presently expect to retain our earnings to finance our business. The declaration or payment of dividends, if any, on our common stock in the future is subject to the discretion of the Board of Directors and will depend on our earnings, financial condition, capital requirements and other relevant factors. The declaration or payment of dividends is also subject to our credit agreement with Foothill. Without Foothill's prior written consent, we cannot declare or pay any cash dividends.